Exhibit 99.1

Q1 FY18 Conference Call Supplemental Operating & Financial Data June 8, 2017

Forward Looking Statements This presentation contains forward looking statements under the Private Securities Litigation Reform Act of 1995. The words expect, estimate, anticipate, plan, predict, believe, intend, and similar expressions and variations thereof are intended to identify forward looking statements. Such statements include comments regarding the intent, belief, or current expectations of the Company with respect to, among other things, trends affecting the financial condition or results of operations of the Company; the business and growth strategies of the Company, including new store openings; the results of the Company’s operational and other initiatives, including pursuant to the Company’s profit improvement plans; the results of operations for future periods and potential uses of capital. These statements do not guarantee future performance and therefore, undue reliance should not be placed upon them. For a more detailed discussion of the factors that can cause actual results to differ materially from those projected in any forward-looking statements, the Company refers you to 99 Cents Only Stores’ most recent 10-Q and 10-K filed with the SEC or posted on the Company’s website. Please note that this presentation will refer to certain financial information of the Company that can be found at the end of the earnings release issued earlier today, June 8, 2017, and is presented on a non-GAAP basis. The Company cautions that these non-GAAP financial measures should be viewed in addition and not as an alternative to the Company’s complete consolidated financial statements and financial notes prepared in accordance with GAAP. Definitions and reconciliation of these non-GAAP measures to their most directly comparable GAAP measure are included in the earnings release.

Immediate areas of emphasis for fiscal 2018 Reduce shrink and manage scrap Optimize 99 Cents Only Stores’ logistics network The 5 R’s: the Right product to the Right store at the Right time in the Right quantity with the Right inventory Improve overall operations in Texas to drive profitability

Reduce shrink and manage scrap Initiatives Implement store perpetual inventory system (Store Inventory Module, or “SIM”) Enhance in-house loss prevention team Continue testing and gauging the effectiveness of key in-store processes underlying store inventory management Retro-fit a select number of stores with lower profile, 5-foot high shelving Recent Updates Shrink & Scrap Rates Q1 fiscal 2018 shrink and scrap as a percent of sales improved 90 basis points year-over-year Store Inventory Module (“SIM”) Completed SIM implementation in all stores during the first quarter of fiscal 2018 Lower shelf heights Early results suggested an improvement in shrink at the test stores Developing a plan to lower shelf heights at additional stores in a prudent and timely manner

The 5 r’s Achieved significant inventory reductions in warehouses and distribution centers: Down 30%, or $80 million, since the commencement of the turnaround plan in the third quarter of fiscal 2016 Down $117 million from its peak in the first quarter of fiscal 2016 Commenced initiatives to test lower inventory levels at stores: Conducting five-store pilot with reduced safety stock of select items Expect actionable conclusions from inventory test later in fiscal 2018 Right Inventory

The 5 r’s (continued) Right Product Uniform merchandising strategy Broader array of quality merchandise available Right Store, Right Time Utilization of calibrated replenishment process that better matches allocation with customer demand in real-time Right Quantity Combined sell-through rates at full margins for Valentine’s Day and Easter were over 85% Early sell-through results for Spring and Summer are encouraging

Improve overall operations in Texas Background 48 Texas stores have lagged overall chain-wide average both in terms of same store sales and profitability Working to replicate the recent success achieved in California, Arizona, and Nevada stores Goal of generating profitable growth in the Texas market Initiatives Began efforts in Texas market in late fiscal 2017 Key initiatives: Improve the customer experience Improve merchandise assortment Optimize Texas logistics

Improve overall operations in Texas (Continued) Initiatives to Improve the Merchandise Assortment & Shopping Experience Initiatives to Optimize Logistics Direct ship merchandise from suppliers to the Katy, TX distribution center versus transferring through CA warehouses Inbound import merchandise through the Port of Houston instead of the Port of Long Beach Created a Texas-based buying team that is focused on everyday items and close-out merchandise for the Texas market Physical clean-ups to reduce clutter and expand shopping space Improvements to allocation and replenishment processes, specifically for fresh and perishable items Initial Results Better assortment, quality, and in-stock levels of merchandise During the first quarter of fiscal 2018, Texas same-store sales increased 15.5% versus 6.9% for the overall chain

Optimize chain-wide logistics network Background Initiatives Particularly focused on transportation and distribution capabilities Goal of improving operational efficiencies and service levels, including timeliness of deliveries at stores Commenced a sizable investment in the Garfield distribution center, which primarily handles general merchandise and re-orderable items Installing five-level high racking in order to increase current capacity and improve the facility’s operational efficiencies Expect to complete this project by the end of summer, in time for the high-volume holiday season

‘Maintain progress mode’ initiatives Phoenix Market Refresh Update Physical refresh of all Phoenix stores was completed as of the end of the first quarter of fiscal 2018 During Q1 FY2018, there was an up-tick in traffic and sales growth Results from the multi-media marketing campaign, which began in May to drive customer awareness, are encouraging Culture of Safety Update Through the first quarter of fiscal 2018, workers’ compensation claims were down 20% year-over-year, on top of the 20% reduction achieved during fiscal 2017

Q1 fiscal 2018 Financial Review

SALES BRIDGE-FY18 Q1 VS. FY17 Q1



$512.9
$2.4
$32.4
$1.4
$1.6
$547.5
Over 85% combined sell-through rate at full margin for Valentine's Day and Easter
Primarily driven by strengths in general merchandise and fresh categories
($M)
FY17 Q1 Sales
New / Non-Comp Stores
Improvement in Comp Sales
Seasonal Comp Improvement
Bargain Wholesale
FY18 Q1 Sales

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Gross Margin Bridge-FY18 Q1 vs. FY17 Q1 29.0% 29.7% 0.93% 0.61% 0.41% 0.12% FY17 Q1 Gross Margin Shrink & Scrap Product Margin Distribution & Transportation Other Misc. FY18 Q1 Gross Margin

ADJUSTED EBITDA BRIDGE-FY18 Q1 VS. FY17 Q1



Lower shrinkage through loss prevention efforts and enhanced inventory controls
$14.0
$1.8
$0.1
$3.4
Driven by higher store expenses and advertising
$4.4
$1.0
$16.3
$13.3
$3.9
Lower margin rates on select above $1 products that drove meaningful improvement in sales and margin dollars
CA and AZ minimum wage impact, partially offset by lower workers' compensation expenses
($M)
FY17 Q1 Adjusted EBITDA
Earnings from Net Sales Increase
Change in Product Margin
Shrink, Scrap & Misc. COGs
Distribution & Transportation
Store Labor
Store Occupancy
Corporate & Other Store Exp.
FY18 Q1 Adjusted EBITDA

Note: Adjusted EBITDA excludes impact of non-cash, one-time and non-recurring items. Please refer to our earnings release for the first quarter of fiscal 2018 ended April 28, 2017 for additional details.

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BALANCE SHEET ITEMS ($M) Balance as of Quarter Ended ($M) 17-Apr 17-Jul 17-Oct 17-Jan 18-Apr Inventory $167 $176 $188 $176 $185 AP $75 $105 $88 $87 $112 Revolver Cash Borrowings $40 $21 $42 $39 $33 Sufficient liquidity to support ongoing business needs $40 $33 – $10 $20 $30 $40 $50 Apr-17 Apr-18 Cash Borrowings Under Revolver

CAPITAL EXPENDITURES Will remain vigilant with respect to all investments made, both in terms of absolute dollars and achieving an appropriate ROI FY18 Guidance ($M) Q1 FY18 Low High New and Existing Stores $2.1 $36.0 $41.0 IT & Supply Chain Maintenance 5.3 17.0 17.0 Total Capex $7.4 $53.0 $58.0

fiscal 2018 Outlook Positive same-store sales growth Capital expenditures in the range of $53 to $58 million Year-over-year decrease in net loss and an increase in adjusted EBITDA over the same period 3 new store openings in the back half of fiscal 2018